SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                            MUELLER INDUSTRIES, INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                     [LOGO]

                            MUELLER INDUSTRIES, INC.
                        8285 Tournament Drive, Suite 150
                            Memphis, Tennessee 38125
                            Telephone (901) 753-3200

                             ----------------------

                           Notice of Annual Meeting of
                             Stockholders to be Held
                                   May 1, 2003
                             ----------------------

To the Stockholders of
Mueller Industries, Inc.

     The Annual Meeting of Stockholders of Mueller Industries, Inc. (the "Company"), will be held at the Company's headquarters at 8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125 on Thursday, May 1, 2003, at 10:00 A.M. local time, for the following purposes:

     1. To elect six directors, each to serve until the next annual meeting of stockholders (tentatively scheduled for May 6, 2004) or until his successor is elected and qualified;

     2. To consider and act upon a proposal to approve the appointment of Ernst & Young LLP, independent public accountants, as auditors of the Company for the fiscal year ending December 27, 2003; and

     3. To consider and transact such other business as may properly be brought before the Annual Meeting and any adjournment(s) thereof.

     Only stockholders of record at the close of business on March 12, 2003, will be entitled to notice of and vote at the Annual Meeting or any adjournment(s) thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be prepared and maintained at the Company's corporate headquarters at 8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125. This list will be available for inspection by stockholders of record during normal business hours for a period of at least 10 days prior to the Annual Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, WE URGE YOU TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                           John P. Fonzo
                                           Corporate Secretary

March 20, 2003

                            MUELLER INDUSTRIES, INC.
                        8285 Tournament Drive, Suite 150
                            Memphis, Tennessee 38125
                            Telephone (901) 753-3200
                             ----------------------

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                                   May 1, 2003
                             ----------------------

                            SOLICITATION OF PROXIES

     The accompanying proxy is solicited by the Board of Directors of Mueller Industries, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of stockholders (the "Annual Meeting") to be held at the Company's headquarters at 8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125, on Thursday, May 1, 2003, at 10:00 A.M. local time, or at any adjournment(s) thereof.

     This Proxy Statement, together with the Company's Annual Report for the fiscal year ended December 28, 2002, is first being mailed on or about March 20, 2003.

     When a proxy card is returned properly signed, the shares represented thereby will be voted in accordance with the stockholder's directions appearing on the card. If the proxy card is signed and returned without directions, the shares will be voted in favor of the proposals set forth thereon and for the nominees named herein. The discretion granted in the accompanying proxy card includes the authority to vote on all additional matters properly coming before the Annual Meeting as the persons named in the proxy deem appropriate. A stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by giving written notice to the secretary of the Annual Meeting or by casting a ballot at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by election inspectors appointed for the Annual Meeting. The election inspectors will also determine whether a quorum is present. The holders of a majority of the shares of common stock, $.01 par value per share ("Common Stock"), outstanding and entitled to vote who are present either in person or represented by proxy will constitute a quorum for the Annual Meeting. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

                                VOTING SECURITIES

     The Company had 34,257,419 shares of Common Stock outstanding at the close of business on March 12, 2003, which are the only securities of the Company entitled to be voted at the Annual Meeting. The record holder of each share of Common Stock is entitled to one vote on each matter that may properly be brought before the Annual Meeting. Only stockholders of record at the close of business on March 12, 2003, will be entitled to notice of, and to vote at, the Annual Meeting. The Company's Certificate of Incorporation and Bylaws do not provide for cumulative voting for the election of Directors.

                             PRINCIPAL STOCKHOLDERS

     As of March 12, 2003, the following parties were known by the Company to be the "beneficial owner" of more than five percent of the Common Stock:

                                          Shares Beneficially      Percent of
Name and Address of Beneficial Owner             Owned                Class
------------------------------------     ---------------------   --------------
Harvey L. Karp .......................        2,579,396(1)          7.0%(1)
  c/o Mueller Industries, Inc.
  8285 Tournament Drive, Suite 150
  Memphis, Tennessee 38125

Berkshire Hathaway Inc. ..............        2,480,900(2)          6.75%(3)
  1440 Kiewit Plaza
  Omaha, Nebraska 68131

-----------
(1) Includes 2,400,000 shares of Common Stock which are subject to currently exercisable stock options.

(2) Information obtained from a Schedule 13G, dated February 14, 2003, filed with the Securities and Exchange Commission on behalf of Warren E. Buffett, Berkshire Hathaway Inc., OBH, Inc. and National Indemnity Company. The
     Schedule 13G reported ownership of 2,480,900 shares of Common Stock then outstanding. The Schedule 13G reported shared voting power and shared dispositive power over 2,480,900 shares.

(3) The percent of class shown was based on the shares of Common Stock reported on the Schedule 13G and the total number of shares outstanding as of December 31, 2002. The difference in the total number of shares outstanding on December 31, 2002 and March 12, 2003 does not materially affect the percentage of ownership of the class.

                              ELECTION OF DIRECTORS

     The Board of Directors proposes to elect the following six persons at the Annual Meeting to serve (subject to the Company's Bylaws) as directors of the Company until the next Annual Meeting (tentatively scheduled for May 6, 2004), or until the election and qualification of their successors: Gennaro J. Fulvio, Gary S. Gladstein, Terry Hermanson, Robert B. Hodes, Harvey L. Karp and William
D. O'Hagan. If any such person should be unwilling or unable to serve as a director of the Company, which is not anticipated, the persons named in the proxy will vote the proxy for substitute nominees selected by them unless the number of directors has been reduced to the number of nominees willing and able to serve.

     Directors are elected by a plurality of the votes cast. "Plurality" means that the individuals who receive the greatest number of votes cast "For" are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Consequently, any shares not voted "For" a particular director (whether as result of a direction to withhold or a broker non-vote) will not be counted in such director's favor.

              OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE
                OFFICERS AND INFORMATION ABOUT DIRECTOR NOMINEES

     The following table sets forth, as of March 12, 2003, information about the 3,695,562 shares of Common Stock (calculated based on 34,257,419 shares outstanding) beneficially owned by each of the Company's current directors, nominees for director, executive officers and Named Officers (as defined under "Executive Compensation"). Unless otherwise indicated, all directors and nominees for director, executive officers and Named Officers have sole voting and investment power with respect to the shares of Common Stock reported. The table and the accompanying footnotes set forth the foregoing persons' current positions with the Company, principal occupations and employment over the preceding five years, age and directorships held in certain other publicly-owned companies.

                                                                Common Stock
                                                                Beneficially
                                                                 Owned as of      Percent of
Principal Occupation, Employment, etc.                         March 12, 2003       Class
--------------------------------------                         --------------     ----------
Gennaro J. Fulvio .........................................         2,000             *
  Director of the Company since May 9, 2002; age 46 (1)

Gary S. Gladstein .........................................        21,400             *
  Director of the Company since July 1, 2000;
  Director of Jos. A. Bank Clothiers, Inc. and Cresud S.A.;
  age 58 (2)

Terry Hermanson ...........................................         1,000             *
  Director nominee; age 60 (3)

Robert B. Hodes ...........................................        48,000             *
  Director of the Company since February 10, 1995;
  Director of Loral Space & Communications Ltd.,
  K & F Industries, Inc., R. V. I. Guaranty, Ltd.
  and LCH Investments N.V.; age 77 (4)

                                                                         Common Stock
                                                                         Beneficially
                                                                         Owned as of         Percent of
Principal Occupation, Employment, etc.                                  March 12, 2003         Class
--------------------------------------                                  --------------       ----------
Harvey L. Karp ......................................................     2,579,396            7.0%
  Chairman of the Board of Directors since October 8, 1991;
  Director since August 1991; age 75 (5)

William D. O'Hagan ..................................................       848,136            2.4%
  Chief Executive Officer of the Company since January 1, 1994;
  Chief Operating Officer of the Company since June 22, 1992;
  President of the Company since December 1, 1992;
  Director of the Company since January 1993; age 61 (6)

John P. Fonzo .......................................................         4,600               *
  Vice President, General Counsel and Secretary of the Company
  since July 5, 2000; age 47 (7)

Roy C. Harris .......................................................        57,616               *
  Vice President and Chief Information Officer of the Company
  since July 5, 2000; age 60 (8)

Kent A. McKee .......................................................        85,404               *
  Chief Financial Officer of the Company since April 1, 1999;
  Vice President of the Company since February 11, 1999;
  age 42 (9)

Lee R. Nyman ........................................................        48,010               *
  Senior Vice President -- Manufacturing/Engineering of the
  Company since February 11, 1999; age 50 (10)

Executive Officers, Named Officers and Directors as a Group .........     3,695,562             9.74%**

-----------
*    Less than 1%

** Includes 3,130,960 shares of Common Stock which are subject to currently exercisable stock options held by officers and directors of the Company.

(1) Mr. Fulvio has been a member of Fulvio & Associates, LLP, Certified Public Accountants (formerly Speer & Fulvio, LLP), since 1987. The number of shares of Common Stock owned by Mr. Fulvio includes 2,000 shares of Common Stock which are subject to currently exercisable stock options.

(2) Mr. Gladstein previously served as a director of the Company from 1990 to 1994. Mr. Gladstein is currently a Senior Consultant at Soros Fund Management. He was Chief Operating Officer at Soros Fund Management from 1985 until his retirement at the end of 1999. The number of shares owned by Mr. Gladstein includes 2,000 shares of Common Stock owned by Mr. Gladstein's son. Mr. Gladstein disclaims beneficial ownership of the 2,000 shares of Common Stock owned by his son. The number of shares of Common Stock owned by Mr. Gladstein includes 4,000 shares of Common Stock which are subject to currently exercisable stock options.

(3) Mr. Hermanson has been the principal and President of Mr. Christmas, Inc., a wholesale merchandising company, for more than the last five years.

(4) Mr. Hodes is Counsel to the New York law firm of Willkie Farr & Gallagher. The number of shares of Common Stock beneficially owned by Mr. Hodes includes (i) 2,200 shares of Common Stock owned by Mr. Hodes' children and
     (ii) 10,000 shares of Common Stock which are subject to currently exercisable stock options.

(5) The number of shares of Common Stock beneficially owned by Mr. Karp includes 2,400,000 shares of Common Stock which are subject to currently exercisable stock options.

(6) The number of shares of Common Stock beneficially owned by Mr. O'Hagan includes (i) 580,000 shares of Common Stock which are subject to currently exercisable stock options, (ii) 28,136 shares of Common Stock owned by Mr. O'Hagan's spouse, (ii) 211,162 shares held in a property trust, with Mr. O'Hagan's daughter as trustee; and, (iii) 28,838 shares of Common Stock owned by a family partnership of which Mr. O'Hagan is a general partner and in which Mr. O'Hagan or his spouse hold a 99% interest. Mr. O'Hagan disclaims beneficial ownership of the 28,136 shares of Common Stock owned by his spouse and of the 211,162 shares held in the property trust.

(7) Mr. Fonzo has served as Vice President, General Counsel and Secretary of the Company since July 5, 2000. Prior thereto, Mr. Fonzo had been General Counsel, Consumer Packaging, for International Paper Company, since 1998, and Senior Counsel, International Paper Company, since 1995. The number of shares of Common Stock beneficially owned by Mr. Fonzo includes 4,600 shares of Common Stock which are subject to currently exercisable stock options.

(8) Mr. Harris served (i) as Division Manager of the Company's Standard Products Division from May 1, 1997 through July 11, 2000 and (ii) as Controller, Standard Products Division, from December 1995 to May 1, 1997. The number of shares of Common Stock beneficially owned by Mr. Harris includes 52,360 shares of Common Stock which are subject to currently exercisable stock options.

(9) Mr. McKee served (i) as Vice President -- Business Development/Investor Relations of the Company from December 14, 1995 to February 11, 1999, (ii) as Treasurer of the Company from November 8, 1991 to December 14, 1995 and
     (iii) as Assistant Secretary of the Company from August 28, 1991 to December 14, 1995. The number of shares of Common Stock beneficially owned by Mr. McKee includes 46,000 shares of Common Stock which are subject to currently exercisable stock options.

(10) Mr. Nyman served as Vice President -- Manufacturing/Management Engineering of the Company from July 7, 1993 to February 11, 1999. The number of shares of Common Stock beneficially owned by Mr. Nyman includes 32,000 shares of Common Stock which are subject to currently exercisable stock options.

     During 2002, the Board of Directors held four meetings and took action three times by unanimous written consent. The Board of Directors established a standing Audit Committee and a Compensation Committee at its organizational meeting on February 13, 1991. On May 13, 1991, the Board of Directors created two committees (the "Plan Committees") to be responsible for administering the Company's 1991 Employee Stock Purchase Plan and the Company's 1991 Incentive Stock Option Plan. On November 16, 1993, the Board of Directors established a standing Nominating Committee. On May 12, 1994, the Board of Directors created two committees to be responsible for administering the Company's 1994 Stock Option Plan and the Company's 1994 Non-Employee Director Stock Option Plan, on February 12, 1998 created a committee to be responsible for administering the Company's 1998 Stock Option Plan and on February 12, 2002 created a committee to be responsible for administering the Company's 2002 Stock Option Plan (collectively, the "Option Plan Committees"). During 2002, no director attended fewer than 75% of the total number of meetings of the Board and all committees on which he served.

     During 2002, the Audit Committee was composed of three directors who were not officers or employees of the Company: Gary S. Gladstein, Gennaro J. Fulvio and Robert B. Hodes. During 2002, the Audit Committee met four times. The Board of Directors determined that the members of the Audit Committee were independent, as independence is defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards. The Audit Committee (i) makes recommendations to the Board of Directors regarding the appointment of the Company's independent accountants, (ii) reviews and approves any major change in the Company's accounting policy, (iii) reviews the scope and results of the independent audit, (iv) reviews and considers the independence of the accountants, (v) reviews the effectiveness of the Company's internal audit procedures and personnel, (vi) reviews the Company's policies and procedures for compliance with disclosure requirements concerning conflicts of interest and the prevention of unethical, questionable or illegal payments, and (vii) makes such reports and recommendations to the Board of Directors as it may deem appropriate. The Board of Directors has adopted a written Audit Committee Charter.

     During 2002, the Compensation Committee was composed of two directors who were not officers or employees of the Company: Gary S. Gladstein and Gennaro J. Fulvio. These same directors also served as members of the Plan Committees and the Option Plan Committees. The Compensation Committee (i) reviews management compensation standards and practices and (ii) makes such recommendations to the Board of Directors as it deems appropriate. During 2002, the Compensation Committee and the Option Plan Committees held one meeting.

     During 2002, the Nominating Committee was composed of two directors who were not officers or employees of the Company: Robert B. Hodes and Gennaro J. Fulvio. The Nominating Committee makes recommendations to the Board of Directors regarding director candidates and criteria for Board membership. During 2002, the Nominating Committee held one meeting. The Nominating Committee does not consider individuals nominated by stockholders for election to the Board. However, under the Company's Bylaws, nominations for the election of directors may be made by a qualifying stockholder, but only if written notice of such stockholder's intent to make such nomination has been received by the Secretary of the Company at the Company's principal place of business (8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125) not less than 60 days and not more than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting (unless the annual meeting date is advanced by more than thirty days or delayed by more than sixty days, in which case different deadlines apply), and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, not earlier than 90 days prior to the special meeting and not later than the later of (a) 60 days prior to such special meeting or (b) the tenth day following the day on which public announcement is first made of the date of the special meeting, provided that in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary of the Company not later than the tenth day following the day on which such public announcement is first made by the Company. To be a qualifying stockholder, the stockholder must be a stockholder of record at the time the notice was delivered to the Secretary of the Company. Each such notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A (or successor provisions) under the Securities Exchange Act of 1934, including such person's written consent to be named in the proxy statement as a nominee and serving as a director if elected;
(b) as to any other business that the stockholder desired to be brought before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner, and (ii) the class and number of shares of Common Stock which are owned beneficially and of record by such stockholder and such beneficial owner. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Director Compensation

     During 2002, Directors of the Company who were not employed by the Company received an annual fee for serving on the Company's Board of Directors of $25,000, plus a fee of $1,000 per Board and $750 per Audit, Compensation or Nominating Committee meeting attended by such Director, plus reimbursement for such Director's expenses incurred in connection with any such Board or Committee meeting, except no Committee meeting fees were paid for meetings held in conjunction with a Board of Directors meeting. In addition, the Chairman of each of the Audit, Compensation and Nominating Committees receives an annual fee of $2,500.

     Under the Company's 1994 Non-Employee Director Stock Option Plan, each member of the Company's Board of Directors who is neither an employee nor an officer of the Company is automatically granted each year on the date of the Company's Annual Meeting of Stockholders, without further action by the Board, an option to purchase 2,000 shares of Common Stock at the fair market value of the Common Stock on the date the option is granted. As of March 12, 2003, options to purchase 16,000 shares of Common Stock were outstanding under the Company's 1994 Non-Employee Director Stock Option Plan.

Board of Directors' Affiliations

     Mr. Hodes is Counsel to the law firm of Willkie Farr & Gallagher, which provided legal services to the Company during 2002.

                             EXECUTIVE COMPENSATION

     The following table summarizes the annual and long-term compensation for services in all capacities for the Company for the fiscal years 2002, 2001 and 2000, of those persons who were, at December 28, 2002, (i) the chief executive officer, and (ii) the other four most highly compensated executive officers of the Company (collectively, the "Named Officers").

                                                                       Long-Term
                                                                      Compensation
                                                                      ------------
                                                                         Awards
                                                                      ------------
                                             Annual Compensation       Securities
                                           ----------------------      Underlying        All Other
Name and Principal Position       Year      Salary       Bonus(1)      Options(#)     Compensation(2)
---------------------------       ----     --------      --------     ------------    ---------------
Harvey L. Karp ...............    2002     $801,190      $801,190
 Chairman of the Board            2001     $801,190      $600,893
                                  2000     $763,048      $763,048

William D. O'Hagan ...........    2002     $546,260      $768,947       100,000           $ 8,000
 President and Chief Executive    2001     $546,260      $382,382                         $ 6,800
 Officer                          2000     $520,260      $494,247                         $24,583

John P. Fonzo ................    2002     $197,125      $ 79,137         8,000           $ 8,000
 Vice President,                  2001     $194,580      $ 43,350         5,000           $ 6,800
 General Counsel                  2000     $ 85,323      $105,400         2,500
 & Secretary (3)

Kent A. McKee ................    2002     $208,142      $ 99,931        12,500           $ 8,000
 Vice President and Chief         2001     $181,125      $ 56,082        10,000           $ 6,800
 Financial Officer                2000     $175,000      $ 91,250         7,500           $ 7,700

Lee R. Nyman .................    2002     $212,629      $101,546        20,000           $ 8,000
 Senior Vice President --         2001     $191,475      $ 67,572        15,000           $ 6,800
 Manufacturing Engineering        2000     $185,000      $114,900        10,000           $ 8,204

-----------
(1) Includes all amounts earned for the respective years, even if deferred under the Company's Executive Deferred Compensation Plan.

(2) Consists of $8,000 contributed on behalf of each of Messrs. O'Hagan, Fonzo, McKee and Nyman, respectively, as matching contributions for 2002 under the Company's 401(k) Plan.

(3)  Mr. Fonzo joined the Company on July 5, 2000.

                                  OPTION GRANTS

     Shown below is information on options granted during the fiscal year ended December 28, 2002, to the Named Officers.

                        Option Grants in Last Fiscal Year

                                                                                                    Potential Realizable
                                                                                                      Value at Assumed
                                                                                                       Annual Rates of
                                                                                                         Stock Price
                                                                                                        Appreciation
                                                      Individual Grants                                for Option Term
                             -------------------------------------------------------------------  -------------------------
                               Number of         % of
                               Securities    total Options   Exercise   Market Price
                               Underlying       Granted       or Base     on Date
                                Options      to Employees      Price      of Grant    Expiration
Name                          Granted (#)   in Fiscal Year    ($/Sh)       ($/Sh)        Date         5%           10%
----------------------------  -----------   --------------   --------   ------------  ----------  ----------    ----------
Harvey L. Karp .............         --          --               --           --            --           --            --
William D. O'Hagan .........    100,000        39.2%(1)       $31.75       $31.75     2/13/2012   $1,996,758    $5,059,976
John P. Fonzo ..............      8,000         3.1%(2)       $31.75       $31.75     2/13/2012   $  159,741    $  404,800
Kent A. McKee ..............     12,500         4.9%(3)       $31.75       $31.75     2/13/2012   $  249,595    $  632,500
Lee R. Nyman ...............     20,000         7.8%(3)       $31.75       $31.75     2/13/2012   $  399,351    $1,012,000

-----------
(1) These options vest ratably over a five year term, with the first 20% vesting on February 13, 2003, except that if there is a "Change in Control", on the later of (i) the day Mr. O'Hagan notifies the Company he is terminating as a result of said change, and (ii) ten days prior to the date Mr. O'Hagan's employment is terminated, all remaining unvested options become immediately exercisable. These options are exercisable only for shares of Common Stock held in treasury by the Company. The Company has agreed to maintain a sufficient number of treasury shares to allow for the exercise of the vested and exercisable portion of these options. "Change in Control" is defined to mean (i) a change in control which would be required to be reported to the Securities and Exchange Commission or any securities exchange on which the Common Stock is listed, (ii) any non-exempted person or party becoming the beneficial owner of securities representing 20% or more of the voting power of the Company, or (iii) when the individuals who, on February 13, 2002, constituted the Board of Directors of the Company cease to constitute at least a majority of the Board, provided that new directors are deemed to have been directors on that date if elected by or on recommendation of at least sixty percent of the directors who were directors on February 13, 2002.

(2) These options were granted under the Company's 1998 Stock Option Plan at 100% of the fair market value of the Common Stock at time of grant, which, in accordance with the terms of the 1998 Stock Option Plan, is the mean between the highest and lowest sale price of the Common Stock on the last trading date immediately preceding the date of grant. For purposes of determining the potential realizable value of these options, the mean between the highest and lowest sale price of the Common Stock on the trading date immediately preceding the date of grant was used as the date of grant market price. These options vest annually in 20% increments over a five-year term, with the first 20% vesting on February 13, 2003.

(3) These options were granted under the Company's 1994 Stock Option Plan at 100% of the fair market value of the Common Stock at time of grant, which, in accordance with the terms of the 1994 Stock Option Plan, is the mean between the highest and lowest sale price of the Common Stock on the last trading date immediately preceding the date of grant. For purposes of determining the potential realizable value of these options, the mean between the highest and lowest sale price of the Common Stock on the trading date immediately preceding the date of grant was used as the date of grant market price. These options vest annually in 20% increments over a five-year term, with the first 20% vesting on February 13, 2003.

               Aggregated Option Exercises in Last Fiscal Year and
                       Option Values at December 28, 2002

                                                                         Number of
                                                                         Securities              Value at
                                                                         Underlying             Unexercised
                                                                        Unexercised            In-the-Money
                                                                         Options at             Options at
                                                                     Dec. 28, 2002 (#)       Dec. 28, 2002(2)
                                   Shares                            -----------------     ----------------------
                                 Acquired on          Value             Exercisable/           Exercisable/
Name                            Exercise (#)     Realized ($)(1)       Unexercisable           Unexercisable
----                            ------------     ---------------     -----------------     ----------------------
Harvey L. Karp .............     1,200,000         37,629,772        2,400,000/      0     $60,642,000/      0
William D. O'Hagan .........                                           560,000/140,000     $ 6,412,577/455,700
John P. Fonzo ..............                                             3,000/ 12,500     $     3,674/  5,511
Kent A. McKee ..............         2,000             41,088           43,500/ 27,500     $   358,556/ 24,678
Lee R. Nyman ...............         6,600            107,898           28,000/ 45,600     $    30,002/ 38,334

-----------
(1) Represents the difference between the closing price of the Common Stock on the date of exercise and the exercise price of the options.

(2) Represents the difference between the closing price of the Common Stock on the last trading day prior to December 28, 2002 and the exercise price of the options.

     The Company did not award stock appreciation rights to any executive officer during 2002, nor was any award made under any long-term incentive plan. The Company does not have a defined benefit or actuarial plan covering any of the Named Officers.

Employment Contracts and Termination of Employment Arrangements

     Effective as of September 17, 1997, the Company amended and restated Harvey L. Karp's then existing employment agreement (as amended and restated, the "Karp Employment Agreement"). The Karp Employment Agreement has a three-year rolling term which is automatically extended so that the unexpired term on any date is always three years, unless either party gives written notice of his or its intention not to extend the term. The Karp Employment Agreement provides for Mr. Karp to serve as Chairman of the Board of Directors of the Company. Under the terms of the Karp Employment Agreement, Mr. Karp is to receive (i) an annual base salary of $606,373 (to be adjusted upward annually at a rate commensurate with increases granted to other key executives), and (ii) a discretionary cash incentive bonus consistent with the executive bonus program which the Company establishes for other key executives. In addition, Mr. Karp is to receive reimbursement for reasonable business and travel expenses incurred in the performance of his duties and will participate in all bonus, incentive, stock option, pension, disability and health plans and programs and all fringe benefit plans maintained by the Company in which senior executives participate.

     Under the terms of the Karp Employment Agreement, Mr. Karp's employment may be terminated by the Company without Cause (as defined in the Karp Employment Agreement) or by Mr. Karp for Good Reason (as defined in the Karp Employment Agreement) upon appropriate written notice. In either such event, Mr. Karp will continue to receive his then-current base salary as if his employment had continued for the remainder of the then-current three-year term and an annual bonus for the remainder of the then-current three-year term equal to the average bonus for the three calendar years immediately preceding the written notice of termination. In addition, all outstanding unvested Company stock options then held by Mr. Karp will immediately vest and become exercisable and Mr. Karp will continue to participate in the Company's health plans and programs at the Company's expense for the remainder of such three-year term.

     Mr. Karp may resign voluntarily without Good Reason upon appropriate written notice to the Company. In such event, Mr. Karp will be entitled to receive any accrued but unpaid base salary and, at the Company's discretion, a bonus for the calendar year in which his resignation without Good Reason occurs. The Company may terminate Mr. Karp's employment for Cause (as defined in the Karp Employment Agreement) upon appropriate written notice. In such event, Mr. Karp will forfeit all existing Company stock options, but such options shall remain exercisable for the 30-day period following Mr. Karp's receipt of the written notice. Mr. Karp may terminate his employment for any reason within six months following a Change in Control (as defined in the Karp Employment Agreement). In such event, the Company will pay to Mr. Karp a lump sum amount equal to (i) three times his then current base salary, and (ii) three times his average annual bonus for the three calendar years immediately preceding the date of termination. In addition, all outstanding unvested options then held by Mr. Karp shall become immediately exercisable. In the event that any Payment (as defined in the Karp Employment Agreement) would be subject to the excise tax imposed by the "Golden Parachute" regulations under the Internal Revenue Code of 1986, as amended (the "Code"), Mr. Karp would be entitled to a gross-up payment from the Company to cover such taxes.

     Effective as of May 12, 2000, the Company amended and restated William D. O'Hagan's then existing employment agreement (as amended and restated, the "O'Hagan Employment Agreement"). The O'Hagan Employment Agreement provides for Mr. O'Hagan to serve as President and Chief Executive Officer of the Company for a rolling three-year term, which is automatically extended so that the unexpired term on any date is always three years, unless either party gives written notice of his or its intention not to extend the term (the "Employment Period"). Under the terms of the O'Hagan Employment Agreement, Mr. O'Hagan is to receive (i) an annual base salary of $413,430 (to be adjusted upward annually at a rate commensurate with increases granted to other key executives) and (ii) a discretionary cash incentive bonus consistent with the executive bonus program which the Company establishes for other key executives. In addition, Mr. O'Hagan is to receive reimbursement for reasonable business and travel expenses incurred in the performance of his duties and will participate in all bonus, incentive, stock option, pension, disability and health plans and programs and all fringe benefit plans maintained by the Company in which senior executives participate.

     Under the terms of the O'Hagan Employment Agreement, Mr. O'Hagan's employment may be terminated by the Company without Cause (as defined in the O'Hagan Employment Agreement) or by Mr. O'Hagan for Good Reason (as defined in the O'Hagan Employment Agreement) upon appropriate written notice. In either such event, Mr. O'Hagan will continue to receive his then-current base salary as if his employment had continued for the remainder of the Employment Period and an annual bonus for the remainder of the Employment Period equal to the average bonus for the three calendar years immediately preceding the written notice of termination. In addition, all outstanding unvested Company stock options then held by Mr. O'Hagan will immediately vest and become exercisable and Mr. O'Hagan will continue to participate in the Company's health plans and programs at the Company's expense until he reaches age 65.

     Mr. O'Hagan may resign voluntarily without Good Reason upon appropriate written notice to the Company. In such event, Mr. O'Hagan will be entitled to receive any accrued but unpaid base salary and, at the Company's discretion, a bonus for the calendar year in which his resignation without Good Reason occurs. The Company may terminate Mr. O'Hagan's employment for Cause (as defined in the O'Hagan Employment Agreement) upon appropriate written notice. If Mr. O'Hagan's employment is terminated for Cause or if Mr. O'Hagan voluntarily resigns for any reason other than Good Reason, his right to receive his base salary, bonus, and any other compensation and benefits to which he would otherwise be entitled under the O'Hagan Employment Agreement shall be forfeited as of the date of termination. Mr. O'Hagan may terminate his employment for any reason within six months following a Change in Control (as defined in the O'Hagan Employment Agreement). In such event, the Company will pay to Mr. O'Hagan a lump sum amount equal to (i) his then current base salary multiplied by the number of years (including partial years) then remaining in the Employment Period, and (ii) his average annual bonus for the three calendar years immediately preceding the date of termination multiplied by the number of years (including partial years) then remaining in the Employment Period. In addition, all remaining unvested options previously granted to Mr. O'Hagan shall become immediately exercisable.

     Effective as of October 17, 2002, the Company entered into an employment agreement with Kent A. McKee, the Company's Vice President and Chief Financial Officer (the "McKee Employment Agreement"). The McKee Employment Agreement provides for Mr. McKee to serve as Vice President and Chief Financial Officer of the Company for a rolling three-year term, which is automatically extended so that the unexpired term on any date is always three years, unless either party gives written notice of his or its intention not to extend the term (the "Employment Period"). Under the terms of the McKee Employment Agreement, Mr. McKee is to receive (i) an annual base salary of $240,000 (to be adjusted upward annually at a rate commensurate with increases granted to other key executives) and (ii) a discretionary cash incentive bonus consistent with the executive bonus program which the Company establishes for other key executives. In addition, Mr. McKee is to receive reimbursement for reasonable business and travel expenses incurred in the performance of his duties and will participate in all bonus, incentive, stock option, pension, disability and health plans and programs and all fringe benefit plans maintained by the Company in which senior executives participate.

     Under the terms of the McKee Employment Agreement, Mr. McKee's employment may be terminated by the Company without Cause (as defined in the McKee Employment Agreement) or by Mr. McKee for Good Reason (as defined in the McKee Employment Agreement) upon appropriate written notice. In either such event, Mr. McKee will continue to receive his then-current base salary as if his employment had continued for the remainder of the Employment Period and an annual bonus for the remainder of the Employment Period equal to the average bonus for the three calendar years immediately preceding the written notice of termination. In addition, all outstanding unvested Company stock options then held by Mr. McKee will immediately vest and become exercisable and Mr. McKee will continue to participate in the Company's health plans and programs at the Company's expense until he reaches age 65.

     Mr. McKee may resign voluntarily without Good Reason upon appropriate written notice to the Company. In such event, Mr. McKee will be entitled to receive any accrued but unpaid base salary and, at the Company's discretion, a bonus for the calendar year in which his resignation without Good Reason occurs. The Company may terminate Mr. McKee's employment for Cause (as defined in the McKee Employment Agreement) upon appropriate written notice. If Mr. McKee's employment is terminated for Cause or if Mr. McKee voluntarily resigns for any reason other than Good Reason, his right to receive his base salary, bonus, and any other compensation and benefits to which he would otherwise be entitled under the McKee Employment Agreement shall be forfeited as of the date of termination. Mr. McKee may terminate his employment for any reason within six months following a Change in Control (as defined in the McKee Employment Agreement). In such event, the Company will pay to Mr. McKee a lump sum amount equal to (i) his then current base salary multiplied by the number of years (including partial years) then remaining in the Employment Period, and (ii) his average annual bonus for the three calendar years immediately preceding the date of termination multiplied by the number of years (including partial years) then remaining in the Employment Period. In addition, all remaining unvested options previously granted to Mr. McKee shall become immediately exercisable.

     The Company does not have any other employment agreements with Named Officers. Except as set forth above, the Company has no compensatory plan or arrangement with respect to any Named Officer which would result in severance or change-in-control payments in excess of $100,000.

                        REPORT OF THE AUDIT COMMITTEE (1)

     The Audit Committee of the Board of Directors oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services provided by the independent auditors with the auditor's independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company's Annual Report on Form 10K for the year ended December 28, 2002, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection as the Company's independent auditors, Ernst & Young LLP, for the fiscal year ending December 27, 2003.

Gary S. Gladstein, Chairman
Robert B. Hodes
Gennaro J. Fulvio

-----------
(1) This Section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

     Base compensation payable to Mr. Karp, the Company's Chairman, and to Mr. O'Hagan, its Chief Executive Officer, is principally governed by the terms of their employment agreements. Pursuant to these agreements, Mr. Karp and Mr. O'Hagan received base compensation of $801,190 and $546,260, respectively, for 2002. Neither Mr. Karp nor Mr. O'Hagan received an increase in base compensation for the 2002 fiscal year.

     The employment agreements for Messrs. Karp and O'Hagan also provide for payment of an annual discretionary cash bonus consistent with the executive bonus program which the Company establishes for other key executives. For 2002, Messrs. Karp and O'Hagan were awarded discretionary bonuses in the amount of 100% and 95%, respectively, of their gross wages (excluding bonuses for 2001 which were paid in 2002, and certain other miscellaneous items). The bonuses paid to Messrs. Karp and O'Hagan were recommended by the Compensation Committee and approved by the Board of Directors based on the favorable assessment of their contributions to the Company's performance in 2002. Concurrent with his tenth anniversary of his employment with the Company, Mr. O'Hagan received a supplemental discretionary bonus of $250,000 in recognition of his contributions to the Company's performance during his employment.

     The Compensation Committee did not increase base compensation payable to other executive officers at the beginning of 2002. The base compensation for each of the other named officers was increased in May, 2002 by an average of approximately 2%, based on recommendations from Messrs. Karp and O'Hagan. In addition, effective October 17, 2002, the compensation of Mr. McKee was increased pursuant to the McKee Employment Agreement. Bonuses paid to officers other than Messrs. Karp and O'Hagan for 2002 did not exceed 43% of gross wages (excluding bonuses for 2001 which were paid in 2002, and certain other miscellaneous items). These bonuses were paid pursuant to (i) the Company's 2002 bonus program, which provided for bonuses to be paid based on the Company's attainment of income targets for fiscal 2002 and (ii) discretionary bonuses in the amount of $25,000 or less paid to certain Company officers.

     The Compensation Committee periodically grants stock options to executive officers and other key employees as part of the Company's overall executive compensation program. During the 2002 fiscal year, the Compensation Committee granted options to acquire an aggregate of 48,000 shares of Common Stock to executive officers other than Messrs. Karp and O'Hagan, based in part on recommendations from Messrs. Karp and O'Hagan. When granting options to executive officers, the Compensation Committee considers the total number of shares available under the Company's option plans, the number of options previously granted to such officers, Company and individual performance, and each officer's level of responsibility within the Company. However, no specific corporate or individual performance factors are used. The Compensation Committee believes that stock options are an integral part of the Company's executive compensation program, which motivate executives to practice long-term strategic management, and align their financial interests with those of the Company's stockholders. On February 13, 2002, the Board of Directors approved a special option grant of 100,000 shares of Common Stock to Mr. O'Hagan. The options were granted at fair market value at the time of grant, have a ten year term, and vest ratably over five years, except under certain circumstances if there is a "Change in Control". Such options were granted in recognition of Mr. O'Hagan's contributions to the Company's success and as Mr. O'Hagan had not been granted options by the Company since October, 1998.

     Section 162(m) of the Code limits the deductibility of compensation paid to each of the Named Officers to $1 million per year, subject to certain exceptions. The Compensation Committee is comprised of "outside" directors and the Company's 1998 Stock Option Plan has been structured so that compensation attributable to options will qualify as "performance based" compensation, which is excluded from the determination of the annual maximum deductible amount. If, because of competitive factors, individual performance or changes in tax provisions, the Compensation Committee determines that it is appropriate to pay one or more executive officers compensation in excess of the annual maximum deductible amount, the Compensation Committee would expect to authorize such compensation. During 2002, Mr. Karp's and Mr. O'Hagan's annual cash compensation exceeded the maximum deductible amount.

Gennaro J. Fulvio, Chairman
Gary S. Gladstein

                           CORPORATE PERFORMANCE GRAPH

     The following table compares total stockholder return since December 22, 1997 to the Dow Jones Equity Market Index ("Equity Market Index") and the Dow Jones Building Material Index ("Building Material Index"). Total return values for the Equity Market Index, the Building Material Index and the Company were calculated based on cumulative total return values assuming reinvestment of dividends. The Common Stock is traded on the New York Stock Exchange under the symbol MLI.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

             Among Mueller Industries, Inc., Dow Jones Equity Market
                   Index and Dow Jones Building Material Index

                  Fiscal Year Ending Last Saturday in December

[THE FOLLOWING MATERIAL WAS REPRESENTED AS A LINE CHART IN PRINTED VERSION]

                                           12/27/97   12/26/98   12/25/99   12/30/00   12/29/01   12/28/02
                                           --------   --------   --------   --------   --------   ---------
Mueller Industries, Inc. ................    100         75        124         100       126        102
Dow Jones Equity Market Index ...........    100        128        158         145       129         99
Dow Jones Building Material Index .......    100        115         91          94        96         82

                             APPOINTMENT OF AUDITORS

     Ernst & Young LLP ("E & Y") has, upon the recommendation of the Company's Audit Committee, been selected and appointed by the Board of Directors to audit and certify the Company's financial statements for the fiscal year ending December 27, 2003, subject to ratification by the Company's stockholders. If the appointment of E & Y is not ratified by the stockholders at the Annual Meeting, the Board of Directors will reconsider its action and will appoint auditors for the 2003 fiscal year without further stockholder action. Further, even if the appointment is ratified by stockholder action, the Board of Directors may at any time in the future in its discretion reconsider the appointment without submitting the matter to a vote of stockholders. It is expected that representatives of E & Y will be in attendance at the Annual Meeting and will be available to answer questions and to make a statement if they desire to do so.

     During the fiscal years ending December 28, 2002 and December 29, 2001, fees were incurred as follows: 2002, for the annual audit -- $592,000; all other fees -- $486,000, which included audit related services of $150,000, and non-audit services of $336,000; and 2001, for the annual audit -- $598,000; all other fees -- $663,000, which included audit related services of $412,000, and non-audit services of $251,000. The Company did not engage E & Y to provide advice to the Company regarding financial information systems design and implementation during fiscal years ended December 28, 2002 and December 29, 2001.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS OF THE COMPANY.

                  STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP
                   AND OTHER PROPOSALS FOR 2004 ANNUAL MEETING

     It is anticipated that the next Annual Meeting after the one scheduled for May 1, 2003 will be held on or about May 6, 2004. The Company's Bylaws require that, for nominations of directors or other business to be properly brought before an Annual Meeting, written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information concerning the nominating or proposing stockholder and information concerning the nominee and must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company, in the case of the annual Meeting of Stockholders to be held in 2004 no earlier than January 31, 2004 and no later than March 2, 2004. A copy of the applicable provisions of the Bylaws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below.

     Since the Company did not receive timely notice of any stockholder proposal for the 2003 Annual Meeting, it will have discretionary authority to vote on any stockholder proposals presented at such meeting.

     In addition to the foregoing, and in accordance with the rules of the Securities and Exchange Commission, in order for a stockholder proposal, relating to a proper subject, to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting to be held in 2004, such proposal must be received by the Secretary of the Company by November 18, 2003 in the form required under and subject to the other requirements of the applicable rules of the Securities and Exchange Commission. If the date of the Annual Meeting to be held in 2004 is changed to a date more than 30 days earlier or later than May 6, 2004, the Company will inform the stockholders in a timely fashion of such change and the date by which proposals of stockholders must be received for inclusion in the proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     If any matter not described herein should properly come before the Annual Meeting, the persons named in the proxy will vote the shares represented by them as they deem appropriate. At the date of this Proxy Statement, the Company knew of no other matters which might be presented for stockholder action at the Annual Meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE REPORTING

     Based solely upon its review of Forms 3 and 4 received by it and written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during 2002 all filing requirements applicable to its officers, directors and ten percent shareholders were complied with.

                                OTHER INFORMATION

     Consolidated financial statements for the Company are included in the Annual Report to Stockholders for the year ended December 28, 2002 that accompanies this Proxy Statement. These financial statements are also on file with the Securities and Exchange Commission, 450 Fifth Avenue, N.W., Washington, D.C. 20549 and with the New York Stock Exchange.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED FOR THE YEAR ENDED DECEMBER 28, 2002 (EXCLUDING EXHIBITS) WILL BE FURNISHED, WITHOUT CHARGE, BY WRITING TO JOHN P. FONZO, SECRETARY, MUELLER INDUSTRIES, INC., AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS (8285 TOURNAMENT DRIVE, SUITE 150, MEMPHIS, TENNESSEE 38125).

                                           By order of the Board of Directors


                                           John P. Fonzo
                                           Corporate Secretary

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

[MUELLER LOGO]
MUELLER
UNDUSTRIES, INC.

C/O CONTINENTAL STOCK TRANSFER
17 BATTERY PLACE
NEW YORK, NY 10004

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Mueller Industries, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                             MUIND1           KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------
MUELLER INDUSTRIES, INC.


1.  Election of Directors
     Nominees:  01) Gennaro J. Fulvio
                02) Gary S. Gladstein                For Withhold For All      To withhold authority to vote, mark "For All Except"
                03) Terry Hermanson                  All    All    Except      and write the nominee's number on the line below.
                04) Robert B. Hodes                  [ ]    [ ]     [ ]        ----------------------------------------------------
                05) Harvey L. Karp
                06) William D. O'Hagan

Vote On Proposals                                                                                           For   Against   Abstain

2. Approve the appointment of Ernst & Young LLP as independent auditors of the                              [ ]      [ ]      [ ]
Company.


*Note* Such other business as may properly come before the meeting or any adjournment thereof

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" IN ITEM 1 AND ITEM 2.

Please sign exactly as your name appears to the right. When shares are held jointly, each shareholder named should sign. When signing as attorney, executor, administrator, trustee or guardian, you should so indicate when signing. If a corporation, please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by duly authorized person.


---------------------------------------------         ---------------------------------------------

---------------------------------------------         ---------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date              Signature (Joint Owners)            Date

--------------------------------------------------------------------------------

                            MUELLER INDUSTRIES, INC.
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 1, 2003
           This Proxy is Solicited on Behalf of the Board of Directors

   The undersigned hereby appoints John P. Fonzo and Kent A. McKee, and each of them, Proxies, with full power of substitution in each, to represent and to vote, as designated, all shares of Common Stock of Mueller Industries, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 1, 2003, and at all adjournments thereof, upon and in respect of the matters set forth on the reverse side hereof, and in their discretion, upon any other matter that may properly come before said meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------